TCW Alternative Funds

SUPPLEMENT DATED DECEMBER 2, 2016 TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2016 (THE “SAI”)

Effective immediately, the fourth paragraph under the section entitled “Determination of Net Asset Value” on page 55 of the SAI is deleted in its entirety and replaced with the following:

Equity securities, including depository receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Please retain this Supplement with your SAI for future reference.